Ballantyne STRONG™

NYSE American: BTN

THIRD QUARTER 2022 RESULTS

Forward-Looking Statements and Non-GAAP Financial Measures

This presentation may include forward-looking statements. Any statements contained herein regarding our strategy, future operations, financial position, future revenues, projected costs, prospects, plans and objectives of management, other than statements of historical facts, are forward-looking statements. The forward-looking statements included herein include or may include, but are not limited to, statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases, or expressions such as “achieve,” “forecast,” “plan,” “propose,” “strategy,” “envision,” “hope,” “will,” “continue,” “potential,” “expect,” “believe,” “anticipate,” “project,” “estimate,” “predict,” “intend,” “should,” “could,” “may,” “might,” or similar words, terms, phrases, or expressions or the negative of any of these terms. Any statements in this presentation that are not based upon historical fact are forward-looking statements and represent our best judgment as to what may occur in the future. Forward-looking statements involve a number of known and unknown risks and uncertainties, including, but not limited to, those discussed in the “Risk Factors” section contained in Part I, Item 1A in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as amended, as filed with the Securities and Exchange Commission and in our other public filings with the Securities and Exchange Commission. Given the risks and uncertainties, readers should not place undue reliance on any forward-looking statement and should recognize that the statements are predictions of future results which may not occur as anticipated. New risk factors emerge from time-to-time, and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Except where required by law, the Company assumes no obligation to update, withdraw or revise any forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

This presentation also contains references to non-GAAP financial measures. In addition to adjusting net income (loss) to exclude income taxes, interest, and depreciation and amortization, Adjusted EBITDA also excludes stock-based compensation, fair value adjustments, severance, equity method income (loss), foreign currency transaction gains (losses), transactional expenses and other cash and non-cash charges and gains. Adjusted EBITDA is used internally in planning and evaluating the Company's operating performance. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of the Company's operations that, when coupled with the GAAP results, provides a more complete understanding of the Company's financial results. Adjusted EBITDA should not be considered as an alternative to net loss or to net cash used in operating activities as measures of operating results or liquidity. Our calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies, and the measures exclude financial information that some may consider important in evaluating the Company's performance. Adjusted EBITDA has limitations as analytical tools, and you should not consider it in isolation, or as substitutes for analysis of our results as reported under GAAP, including: (i) it does not reflect our cash expenditures, or future requirements for capital expenditures or contractual commitments, (ii) it does not reflect changes in, or cash requirements for, our working capital needs, (iii) it does not reflect interest expense, or the cash requirements necessary to service interest or principal payments, on our debt, (iv) although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements, (v) it does not adjust for all non-cash income or expense items that are reflected in our statements of cash flows, (vi) it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations, and (vii) other companies in our industry may calculate these measures differently than we do, limiting their usefulness as comparative measures.

Ballantyne Strong At A Glance

ENTERTAINMENT	FOREST PRODUCTS	DIGITAL OUT-OF-HOME ADVERTISING	REINSURANCE & ASSET MANAGEMENT
		FIREFLY	
Wholly Owned	Equity Holdings		
Trusted brand deeply embedded in the global entertainment industry; industry leader in **screens and services**	**GreenFirst Forest Products, Top-Ten Lumber Producer** in Canada	**Firefly, Fast Growing** Street-Level Digital **Media Platform**	**FG Financial Group,** a **reinsurance** and **asset management** holding company

Ballantyne STRONG

Q3 2022 HIGHLIGHTS

Consolidated Revenues Increased 68% YoY to $10.3 million

STRONG ENTERTAINMENT:

- Blockbusters and global demand for premium entertainment continues to drive growth
- Industry-wide laser upgrade cycle creating multi-year catalyst for screens and services
- Recurring revenue from monthly maintenance contracts has rebounded to pre-Covid levels
- Strong Studios wrapped production of its first project, *Safehaven*, with delivery expected in Q1 ‘23

EQUITY HOLDINGS:

- **GreenFirst Forest Products:** lumber markets showing renewed strength in 2022
- **FG Financial:** recently launched merchant banking division
- **Firefly:** revolutionizing the programmatic Digital-Out-Of-Home (DOOH) industry with location and inventory transparency for mobility media



STRONG GLOBAL ENTERTAINMENT

SCREENS

STRONG MDI SCREENS

SERVICES

STRONG TECHNICAL SERVICES

CONTENT

STRONG STUDIOS

Valued Partner of Worldwide Leaders

Circuits	Country / Countries	Screens	Sites	Customer	Exclusive
AMC Entertainment Holdings, Inc. [1]	US	7,850	600	✓	✓ [3]
Regal Cinemas (Cineworld Group PLC) [1]	US	6,851	514	✓	
Cinemark Holdings, Inc. [1]	US	4,426	323	✓	✓ [3]
Cinepolis [2]	US & Mexico	3,733	477	✓	
Cineplex Entertainment LP [1]	Canada	1,676	164	✓	
Marcus Theaters Corp. [1]	US	1,064	89	✓	✓ [4]

[1] *National Association of Theater Owners*, March 2022.
[2] *Cinepolis*, February 2022.
[3] Customer is exclusive for screen products in the United States.
[4] Customer is exclusive for technical services in the United States.

Strong Blockbuster Slate Continues into 2023





Laser Upgrade Cycle Represents Multi-Year Catalyst For Screens And Services

- Strong/MDI **recently announced the release of the HGA ReAct 1.4 screen**, a highly efficient and versatile screen developed for the new generation of high-resolution laser projectors
- **Strong/MDI and Strong Technical Services** have a preferred relationship with **Cinionic**, the world's leading provider of laser cinema solutions[1]
- **AMC** announced laser upgrades in 3,500 of its U.S. auditoriums[2]
- **Cinemark** partners with Cinionic in 10-year worldwide exclusive agreement[3]

[1] *Box Office Pro*, August 2021
[2] *Deadline*, April 2022
[3] *DCinemaToday, December 2019*



STRONG STUDIOS

Develop, Produce and Distribute Feature Films and Television Series for Streamers, Networks and Distributors Globally

- IP slate acquisition and an initial distribution agreement with **Chicken Soup for the Soul Entertainment (CSSE)**
- Wrapped principal photography of its first project, ***Safehaven***, with delivery expected in 2023
- Creating **content library** and back-end upside
  - Acquired rights to produce first original feature film "The Tank Job"; **Oscar nominee Alec Sokolow to direct** from his script
  - Optioned the rights to *New York Times* Bestselling author and *Forbes* contributing editor Monte Burke's biographical novel, *4th and Goal: One Man's Quest to Recapture His Dream*, to develop and produce a **feature film, "4th & Goal," based on the life of corporate executive, author and football coach Joe Moglia**

Strong Studios Pipeline

Emotionally moving stories for film and streaming



Safehaven



Inside the Black Box



Flagrant



Shadows in the Vineyard



The Tank Job



Heartbeat



Midnightmares



The Cobbler



4th & Goal


ALLEN
CELTICS
20

The Ray Allen Show

EQUITY HOLDINGS

FG FINANCIAL GROUP INC.

NASDAQ: FGF, FGFPP

Reinsurance And Asset Management Holding Company

- **Growing reinsurance business** in a hard market experiencing continued upward pressure on reinsurance rates
  - 7 reinsurance contracts written

- **Established SPAC platform**
  - 2 de-SPACs: Oppfi, Inc. & Hagerty, Inc.
  - 2 SPAC IPOs: FG Merger Corp. & FG Acquisition Corp.

- **Recently launched Merchant Banking division** builds upon the company's success in reinsurance and SPACs

- 2.9 million shares held transferred to FG Holdings LLC
  - FG Holdings LLC owns over 60% of outstanding common shares of FG Financial[1]

[1] As of 9.30.22

BallantyneSTRONG

FIREFLY


4G30
She's an athlete.
She's a fashion designer.
She's a mother.
She's a champion.
WHEATIES
4G30

Street-Level Digital Media Platform Using Dynamic Media on Taxis & Rideshare Vehicles

- Firefly is revolutionizing the programmatic Digital-Out-Of-Home (DOOH) industry with location and inventory transparency for mobility media
- Recently announced a **first-to-market** ad unit approach that will simultaneously provide advertisers with vital information about whom their campaign is reaching, in what neighborhood, and the results of those efforts
- In 2022, **Digital-out-of-Home (DOOH) spending** in the U.S. is estimated to reach \$5.2 billion and is projected to reach \$8.7 billion by 2027, growing at a CAGR of 10.7%[1]

Preferred shares valued at \$13M[3]

BTN is one of Firefly's largest shareholders with Google Ventures and NFX

[1] *ResearchandMarkets*, 06.08.22
[3] As of 9.30.22


GREENFIRST
FOREST PRODUCTS
TSX:GFP
~9% shareholder[1]

Building a World Class Forest Products Company

- **One of the top lumber producers in Canada**[2] with seven sawmills and one paper mill across Ontario and Quebec
- **Q2 2022 net earnings** were $29.5 million or $0.15 per share (diluted); **Q2 2022 Adjusted EBITDA** was $54.3 million
- In May 2022, **Interfor Corporation acquired a minority stake in GreenFirst**, approximately 16.2%

[1] As of 9.30.22
[2] FEA Canada, Top 10 Softwood Lumber Producers 2021

FINANCIAL REVIEW

Strong Growth from Q3 ‘21 to Q3 ‘22; Revenue Returning to Pre-Covid Levels


Q3 ‘21
$6.1M
Q3 ‘22
$10.3M

68%

YoY INCREASE


$7.4M
$2.6M
$5.6M
$6.0M
$4.8M
$6.1M
$6.1M
$10.0M
$10.0M
$9.1M
$10.3M
Q1’20
Q2’20
Q3’20
Q4’20
Q1’21
Q2’21
Q3’21
Q4’21
Q1’22
Q2’22
Q3’22

Consolidated Q3 2022 Summary

($ in thousands)

	Actual			
	Q3 '22	Q3 '21	Favorable (Unfavorable)	Favorable (Unfavorable) %
Revenue	$ 10,274	$ 6,116	$ 4,158	68.0 %
Gross profit	2,740	2,448	292	11.9 %
Gross margin %	26.7%	40.0%	-13.3%	
SG&A	3,032	2,566	(466)	(18.2)%
Loss from operations	(292)	(118)	(174)	(147.5)%
Realized and unrealized (loss) gain on equity holdings	(1,301)	10,065	(11,366)	(112.9)%
Net (loss) income from continuing operations	(2,199)	7,086	(9,285)	(131.0)%
Adjusted EBITDA*	197	(174)	371	213.2 %

	Adjusted					
	Q3 '22	Q3 '21	Employee Rention Credits	Adjusted Q3 '21	Favorable (Unfavorable)	Favorable (Unfavorable) %
Revenue	$ 10,274	$ 6,116	$ -	$ 6,116	$ 4,158	68.0 %
Gross profit	2,740	2,448	(422)	2,026	714	35.2 %
Gross margin %	26.7%	40.0%		33.1%	-6.4%	
SG&A	3,032	2,566	195	2,761	(271)	(9.8)%
Loss from operations	(292)	(118)	(617)	(735)	443	60.3 %
Realized and unrealized (loss) gain on equity holding	(1,301)	10,065	-	10,065	(11,366)	(112.9)%
Net (loss) income from continuing operations	(2,199)	7,086	(617)	6,469	(8,668)	(134.0)%
Adjusted EBITDA*	197	(174)	-	(174)	371	213.2 %

- Product revenues increased 88% & service revenues increased 27% over prior year
- Adjusted EBITDA improved 213%

- Prior year results include $0.6M benefit from employee retention credits
- Adjusting for employee retention credits, gross profit increased 35%

*See Non-GAAP reconciliation to GAAP equivalent in appendix

Ballantyne STRONG

Balance Sheet

($ in thousands)

	09/30/22	12/31/21	12/31/20
Assets			
Cash and cash equivalents and restricted cash	$ 4,342	$ 8,881	$ 4,787
Other current assets	13,326	12,894	9,274
Equity holdings	35,624	41,133	20,167
Film and television programming rights, net	1,449	-	-
Goodwill and intangible assets	879	1,011	1,291
Assets of discontinued operations	-	-	10,120
Other long-term assets	13,744	11,890	9,860
Total assets	**$ 69,364**	**$ 75,809**	**$ 55,499**
Liabilities			
Accounts payable & accrued expenses	$ 8,467	$ 7,239	$ 4,899
Deferred revenue and customer deposits	2,277	3,292	2,404
Short-term debt	2,686	2,998	3,299
Long-term debt	5,269	128	-
Lease liabilities	464	4,163	6,542
Liabilities of discontinued operations	-	-	7,967
Other liabilities	5,611	5,712	3,322
Total liabilities	**$ 24,774**	**$ 23,532**	**$ 28,433**
Stockholders' equity	**$ 44,590**	**$ 52,277**	**$ 27,066**
Total liabilities and stockholders' equity	**$ 69,364**	**$ 75,809**	**$ 55,499**

Ballantyne STRONG

Sum Of The Parts

Positioned to Build Considerable Value Across Attractive and Growing End Markets

Strong Entertainment Operations & Assets	*Stay Tuned…*
GreenFirst[1]	$18M
Firefly[2]	$13M
FG Financial[1]	$5M
Cash[1]	$4M
Digital Ignition	*Stay Tuned…*

~$40M (GreenFirst, Firefly, FG Financial and Cash)

[1] Market value as of 9.30.22
[2] Book value as of 9.30.22

In Summary

✓Entertainment Business is an industry leader
- Strong momentum, positioned for growth

✓Equity holdings with meaningful upside

✓Focused on long-term capital deployment

✓Attractive current valuation

APPENDIX

Reconciliation of Consolidated Net (Loss) Income to Adjusted EBITDA

($ in thousands)

	Three Months Ended September 30,	
	2022	2021
Net (loss) income	$ (2,199)	$ 7,086
Net income from discontinued operations	-	-
Net (loss) income from continuing operations	(2,199)	7,086
Interest expense, net	91	7
Income tax expense	245	2,696
Depreciation and amortization	336	345
EBITDA	(1,527)	10,134
Stock-based compensation expense	142	213
Equity method holding loss	798	323
Realized and unrealized loss (gain) on equity holdings	1,301	(10,065)
Foreign currency transaction income	(517)	(162)
Employee retention credits	-	(617)
Adjusted EBITDA	$ 197	$ (174)

BallantyneSTRONG